UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.1a-12

DAG Media, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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DAG MEDIA, INC.
192 Lexington Avenue, New York, New York 10016

To Our Stockholders:

          You are most cordially invited to attend the 2008 Annual Meeting of Stockholders of DAG Media, Inc. at 9:00 a.m. local time, on Tuesday, June 24, 2008, at the offices of Morse, Zelnick, Rose & Lander, LLP, 405 Park Avenue, Suite 1401, New York, New York 10022.

          The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented at the meeting.

          It is important that your shares be represented at this meeting to ensure the presence of a quorum. Whether or not you plan to attend the meeting, we hope that you will have your shares represented by signing, dating and returning your proxy in the enclosed envelope, which requires no postage if mailed in the United States, as soon as possible. Your shares will be voted in accordance with the instructions you have given in your proxy.

          Thank you for your continued support.

Sincerely,

Assaf Ran President and Chief Executive Officer

DAG MEDIA, INC.
192 Lexington Avenue
New York, New York 10016

Notice of Annual Meeting of Stockholders to be held on Tuesday, June 24, 2008

          The Annual Meeting of Stockholders of DAG Media, Inc. will be held at the offices of Morse, Zelnick, Rose & Lander, LLP, 405 Park Avenue, Suite 1401, New York, New York 10022, on Tuesday, June 24, 2008 at 9:00 a.m., local time, for the purpose of considering and acting upon the following:

1.	To elect five (5) Directors to serve until the next Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified.

2.

To amend our 1999 Stock Option Plan to increase the number of shares of Common Stock reserved for issuance from 1,154,000 to 1,304,000 shares and to reserve an additional 150,000 shares of Common Stock for issuance upon the exercise of stock options or for the issuance of other awards granted under our 1999 Stock Option Plan.

3.

To amend the Company’s Certificate of Incorporation adopted and recommended by the Board of Directors of the company to change the name of the company from “DAG Media, Inc.,” to “Manhattan Bridge Capital, Inc.”

4.	To ratify the appointment of Hoberman, Miller, Goldstein & Lesser, P.C. as independent auditors for the fiscal year ending December 31, 2008.

5.	To transact such other business as may properly come before the meeting and any adjournment or adjournments thereof.

          Holders of Common Stock of record at the close of business on May 16, 2008 are entitled to notice of and to vote at the meeting, or any adjournment or adjournments thereof. A complete list of such stockholders will be open to the examination of any stockholder at the meeting. The meeting may be adjourned from time to time without notice other than by announcement at the meeting.

By order of the Board of Directors

Inbar Evron-Yogev
Secretary

New York, New York
May 23, 2008

The Company’s 2007 Annual Report accompanies this Proxy Statement.

IMPORTANT:

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER OF SHARES YOU MAY HOLD. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE. THE PROMPT RETURN OF PROXIES WILL ENSURE A QUORUM AND SAVE THE COMPANY THE EXPENSE OF FURTHER SOLICITATION. EACH PROXY GRANTED MAY BE REVOKED BY THE STOCKHOLDER APPOINTING SUCH PROXY AT ANY TIME BEFORE IT IS VOTED. IF YOU RECEIVE MORE THAN ONE PROXY CARD BECAUSE YOUR SHARES ARE REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH SUCH PROXY CARD SHOULD BE SIGNED AND RETURNED TO ENSURE THAT ALL OF YOUR SHARES WILL BE VOTED.

We shall appreciate your giving this matter your prompt attention.

DAG MEDIA, INC.
192 Lexington Avenue
New York, New York 10016

PROXY STATEMENT

          Proxies in the form enclosed with this Proxy Statement are solicited by the Board of Directors of DAG Media, Inc. (the “Company”) to be used at the Annual Meeting of Stockholders to be held at the offices of Morse, Zelnick, Rose & Lander, LLP, 405 Park Avenue, Suite 1401, New York, New York 10022, on Tuesday, June 24, 2008 at 9:00 a.m., local time, for the purposes set forth in the Notice of Meeting and this Proxy Statement. The Company’s principal executive offices are located at 192 Lexington Avenue, New York, New York 10016.

THE VOTING AND VOTE REQUIRED

          On the record date for the meeting, which was the close of business on May 16, 2008, there were outstanding 3,236,460 shares (not including 68,730 shares held in treasury) of common stock of the Company (the “Common Stock”), each of which will be entitled to one vote.

          The presence, in person or by proxy, of holders of Common Stock having a majority of the votes entitled to be cast at the meeting shall constitute a quorum. Directors are elected by a plurality of the votes cast at the meeting, provided a quorum is present in person or by proxy. Approval of the Amendment to the Stock Option Plan and ratification of the appointment of Hoberman, Miller, Goldstein & Lesser, P.C. as independent auditors for the fiscal year ending December 31, 2008 requires the vote of a majority of the shares voting at the meeting and entitled to vote on this matter, provided a quorum is present in person or by proxy. Approval of the amendment of the Company’s Certificate of Incorporation will require the affirmative vote of a majority of the outstanding shares of common stock of the company, and abstentions and broker non-votes will effectively be votes against the proposal.

          All shares represented by valid proxies will be voted in accordance with the instructions contained therein. In the absence of instructions, proxies will be voted FOR each of the stated matters being voted on at the meeting. A proxy may be revoked by the stockholder giving the proxy at any time before it is voted, by written notice addressed to and received by the Secretary of the Company or Secretary of the meeting, and a prior proxy is automatically revoked by a stockholder giving a subsequent proxy or attending and voting at the meeting. Attendance at the meeting, however, in and of itself does not revoke a prior proxy. In the case of the election of directors, shares represented by a proxy which are marked “WITHHOLD AUTHORITY” to vote for all five nominees will not be counted in determining whether a plurality vote has been received for the election of directors. Shares represented by proxies which are marked “ABSTAIN” on any other proposal will not be counted in determining whether the requisite vote has been received for such proposal. In instances where brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned proxies (“broker non-votes”), those shares will not be included in the vote totals and, therefore, will have no effect on the outcome of the vote.

          This proxy statement, together with the related proxy card, is being mailed to our stockholders on or about May 23, 2008. Our Annual Report to our Stockholders for the year ended December 31, 2007, including financial statements, is being mailed together with this Proxy Statement to all stockholders of record as of May 16, 2008.

Proposal No. 1

ELECTION OF DIRECTORS

          Five directors are to be elected at the Annual Meeting, each for a term of one year or until the election and qualification of a successor.

          It is intended that votes pursuant to the enclosed proxy will be cast for the election of the five nominees named below. In the event that any such nominee should become unable or unwilling to serve as a Director, the Proxy will be voted for the election of such person, if any, as shall be designated by the Board of Directors (the “Board”). Our Board has no reason to believe these nominees will be unable to serve if elected. Each nominee has consented to being named in this Proxy Statement and to serve if elected. All five nominees are currently members of our Board. There are no family relationships among any of the executive officers or directors of the Company.

Name	Age	Position with DAG Media, Inc.

Assaf Ran	42	Chairman of the Board, President and Chief Executive Officer

Michael J. Jackson	43	Director

Mark Alhadeff	45	Director

Philip Michals	38	Director

Eran Goldshmid	41	Director

          The principal occupation and business experience, for at least the past five (5) years, of each director and nominee is as follows:

Nominees for Election

Assaf Ran has been our Chief Executive Officer, President and a member of our Board since our inception in 1989.

Michael J. Jackson has been a member of our Board since July 2000. Since April 2007, he has been the Chief Financial Officer, Treasurer and Executive Vice President of iCrossing, Inc., a global internet professional services company. Prior to that he was a Manager at Arthur Andersen LLP and Ernst and Young LLP. Mr. Jackson also served on the New York State Society Auditing Standards and Procedures Committee from 1998 to 1999 and on the New York State Society’s SEC Committee from 1999 to 2001. He is a member of the Board and Chairman of the Audit Committee of Ad Star, Inc. AdStar enables print and on-line publications to electronically receive completed classified advertising copy using the Internet as the ad intake communication channel. Mr. Jackson holds an M.B.A. in Finance from Hofstra University and is a Certified Public Accountant.

Mark Alhadeff was appointed to our Board in December 2005 and has been serving as a member of our Board since that time. Mr. Alhadeff is the co-founder of Ocean-7 Development, Inc., a technology corporation in the business of providing programming services as well as web development services and database solutions. Mr. Alhadeff has been Ocean-7’s president since its formation, nine years ago. Prior to founding Ocean-7, Mr. Alhadeff served as a consultant to various publishers, worked as an art director and was actively involved in creating and implementing the transition to digital production methodologies before they became common industry practice. Mr. Alhadeff is a Stony Brook University graduate. Mr. Alhadeff serves as the Chief Technology Officer of DAG Interactive, Inc.

Nominees for Election

Phillip Michals has been a member of our Board of Directors since March 1999. Since November 2000, he has also been a principal and a vice president of RG Michals, a management-consulting firm for a broker dealer. As of August 2006 Mr. Michals has been Registered as an Investment Advisor for GunnAllen Financial. Mr. Michals received a BS degree in human resources from the University of Delaware in May 1992.

Eran Goldshmid has been a member of our Board since March 1999. Mr. Goldshmid received certification as a financial consultant in February 1993 from the School for Investment Consultants, Tel Aviv, Israel, and a BA in business administration from the University of Humberside, England in December 1998. From December 1998 until July 2001, he has been the general manager of the Carmiel Shopping Center in Carmiel, Israel. Since August 2001, he has been the president of the New York Diamond Center, New York, NY.

          The Board recommends a vote “FOR” the election of each of the nominees.

Determination of Independence

          Under NASDAQ rules, a Director will only qualify as an “independent director” if, in the opinion of our Board, that person does not have a relationship which would interfere with the exercise of independent judgment in carrying out the responsibilities of a Director. Our Board has determined that none of Phillip Michals, Eran Goldshmid or Michael Jackson has a relationship which would interfere with the exercise of independent judgment in carrying out the responsibilities of a Director and that each of these Directors is an “independent director” as defined under Rule 4200(a)(15) of the NASDAQ Stock Market, Inc. Marketplace Rules.

Code of Ethics

          We have adopted a written Code of Ethics that applies to our chief executive officer, chief financial officer and financial managers. We have posted the Code of Ethics on our Web site, which is located at www.dagmedia.com. In addition, we intend to post on our Web site all disclosures that are required by law or NASDAQ stock market listing standards concerning any amendments to, or waivers from, any provision of our Code of Ethics.

Board of Directors and Committees

          The Board has a standing Audit Committee, Compensation Committee and Nominating Committee. The Board held three meetings during fiscal year 2007. During fiscal year 2007, our Audit Committee held four meetings, our Compensation Committee held one meeting and our Nominating Committee held no meetings. Each of our Audit Committee, Compensation Committee and Nominating Committee are comprised of Messrs. Michael J. Jackson, Eran Goldshmid and Phillip Michals. Current copies of each committee’s charter are posted on our website at www.dagmedia.com.

          All of our Directors hold offices until the next annual meeting of stockholders and until their successors are duly elected and qualified. All directors attended or participated in at least 75% of the aggregate number of meetings of the Board and its committees, on which each Director served. All the directors attended our 2007 annual meeting of stockholders.

Compensation Committee

          The purpose of our Compensation Committee is to discharge the responsibilities of our Board relating to compensation of our executive officers. The specific responsibilities of our Compensation Committee include:

•	establishing and periodically reviewing our compensation philosophy and the adequacy of compensation plans and programs for our executive officers and other employees;

•	establishing compensation arrangements and incentive goals for our executive officers and administering compensation plans;

•	reviewing the performance of our executive officers and awarding incentive compensation and adjusting compensation arrangements as appropriate based upon performance; and

•	reviewing and monitoring our management development and succession plans and activities.

          The Compensation Committee is comprised entirely of directors who satisfy the standards of independence applicable to compensation committee members established under 162(m) of the Internal Revenue Code and Section 16(b) of the Securities Exchange Act of 1934, as amended.

Audit Committee

          Our Audit Committee assists our Board in its oversight of our financial reporting and accounting processes. Management has the primary responsibility for the preparation of financial statements and the reporting processes, including the system of internal controls. Our independent registered public accountants are responsible for auditing our annual financial statements and issuing a report on the financial statements. In this context, the oversight function of our Audit Committee includes:

•	a review of the audits of our financial statements, including the integrity of our financial statements;

•	a review of our compliance with legal and regulatory requirements;

•

a review of the performance of our independent registered public accountants, including the engagement of the independent registered public accountants and the monitoring of the independent registered public accountants’ qualifications and independence;

•	the preparation of the report required to be included in our annual proxy statement in accordance with Securities and Exchange Commission rules and regulations; and

•	a review of the quarterly and annual reports filed with the Securities and Exchange Commission.

          All of the members of the Audit Committee are independent as defined in Rule 4200(a)(15) of the National Association of Securities Dealers (“NASD”). In addition, our Board has determined that Mr. Michael J. Jackson satisfies the definition of a “financial expert” as set forth in Item 401(e) of Regulation S-B promulgated by the SEC.

Audit Committee Report

          The Audit Committee oversees our financial reporting process on behalf of the Board. The Audit Committee consists of three members of the Board who meet the independence and experience requirements of NASDAQ.

          Our Audit Committee retains our independent registered public accounting firm and approves in advance all permissible non-audit services performed by them and other auditing firms. Although management has the primary responsibility for the financial statements and the reporting process including the systems of internal control, the Audit Committee consults with management and our independent registered public accounting firm regarding the preparation of financial statements, the adoption and disclosure of our critical accounting estimates and generally oversees the relationship of the independent registered public accounting firm with our Company.

          The Audit Committee has reviewed the Company’s audited consolidated financial statements for the year ended December 31, 2007. In conjunction with its review, the Audit Committee has met with the management of the Company to discuss the audited consolidated financial statements. In addition, the Company has discussed with its independent auditors, Hoberman, Miller, Goldstein & Lesser, P.C., the matters required pursuant to Statement on Accounting Standards No. 61 and has received the written disclosures and the letter from Hoberman, Miller, Goldstein & Lesser, P.C required by the Independence Standards Board Standard No. 1. The Audit Committee has also discussed with Hoberman, Miller, Goldstein & Lesser, P.C. its independence from management and the Company. Hoberman, Miller,

Goldstein & Lesser, P.C., has full and free access to the Audit Committee and has frequently met with the Audit Committee throughout the year.

          Based on this review and discussion, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2007, for filing with the Securities and Exchange Commission.

By the Audit Committee of the Board of Directors of DAG Media, Inc.
Michael J. Jackson
Eran Goldshmid
Philip Michals

          The above Audit Committee report is not deemed to be “soliciting material,” and is not “filed” with the SEC.

Nominating Committee

          The Nominating Committee is responsible for nominating director candidates for the Annual Meeting of Stockholders each year and will consider director candidates recommended by stockholders. In considering candidates submitted by stockholders, the Nominating Committee will take into consideration the needs of the Board and the qualifications of the candidate. The Nominating Committee may also take into consideration the number of shares held by the recommending stockholder and the length of time that such shares have been held. To have a candidate considered by the Nominating Committee, a stockholder must submit the recommendation in writing and must include the following information: (i) the name of the stockholder and evidence of the person’s ownership of Company stock, (including the number of shares owned and the length of time of ownership); (ii) the name of the candidate; (iii) the candidate’s resume or a listing of his or her qualifications to be a Director of the Company; and (iv) the person’s consent to be named as a Director if selected by the Nominating Committee and nominated by the Board.

          The information described above must be sent to the Company’s Chief Financial Officer at 192 Lexington Avenue, New York, New York 10016, on a timely basis in order to be considered by the Nominating Committee, within the time periods set forth in the “Stockholder Proposals” section below.

          The Nominating Committee believes that the minimum qualifications for service as a Director are that a nominee possess an ability, as demonstrated by recognized success in his or her field, to make meaningful contributions to the Board’s oversight of the business and affairs of the Company and an impeccable reputation of integrity and competence in his or her personal or professional activities. The Nominating Committee’s evaluation of potential candidates shall be consistent with the Board’s criteria for selecting new directors. Such criteria include an understanding of the Company’s business environment and the possession of such knowledge, skills, expertise and diversity of experience so as to enhance the Board’s ability to manage and direct the affairs and business of the Company, including when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or satisfy any independence requirements imposed by law, regulation or listing requirements.

          The Nominating Committee may also receive suggestions from current Directors, Company executive officers or other sources, which may be either unsolicited or in response to requests from the Nominating Committee for such candidates. The Nominating Committee also, from time to time, may engage firms that specialize in identifying director candidates.

          Once a person has been identified by the Nominating Committee as a potential candidate, the Nominating Committee may collect and review publicly available information regarding the person to assess whether the person should be considered further. If the Nominating Committee determines that the candidate warrants further consideration, the Chairman or another member of the Nominating Committee may contact the person. Generally, if the person expresses a willingness to be considered and to serve on the Board, the Nominating Committee may request information from the candidate, review the person’s accomplishments and qualifications and may conduct one or more interviews with the candidate.

The Nominating Committee may consider all such information in light of information regarding any other candidates that the Nominating Committee might be evaluating for membership on the Board. In certain instances, Nominating Committee members may contact one or more references provided by the candidate or may contact other members of the business community or other persons that may have greater first-hand knowledge of the candidate’s accomplishments. The Nominating Committee’s evaluation process does not vary based on whether or not a candidate is recommended by a stockholder, although, as stated above, the Board may take into consideration the number of shares held by the recommending stockholder and the length of time that such shares have been held.

Communications with Directors

          The Board has established a process to receive communications from stockholders. Stockholders and other interested parties may contact any member (or all members) of the Board, or the non-management directors as a group, any Board committee or any chair of any such committee by mail or electronically. To communicate with the Board, any individual director or any group or committee of directors, correspondence should be addressed to the Board or any such individual directors or group or committee of directors by either name or title. All such correspondence should be sent “c/o Corporate Secretary” at 192 Lexington Avenue, New York, New York 10016.

          All communications received as set forth in the preceding paragraph will be opened by the Secretary of the Company for the sole purpose of determining whether the contents represent a message to our Directors. Any contents that are not in the nature of advertising, promotions of a product or service, patently offensive material or matters deemed inappropriate for the Board will be forwarded promptly to the addressee. In the case of communications to the Board or any group or committee of Directors, the Company Secretary will make sufficient copies of the contents to send to each Director who is a member of the group or committee to which the envelope or e-mail is addressed.

          It is the Company’s policy that Directors are invited and encouraged to attend the Annual Meeting. All of our five Directors attended the 2007 Annual Meeting.

COMPENSATION OF DIRECTORS

          Non-employee directors are granted, upon becoming a director, and renewal of director term, options to purchase 7,000 shares of Common Stock at an exercise price equal to the fair market value of a share of Common Stock on the date of grant. Such options vest immediately upon grant and expire after five years. They also receive cash compensation of $600 per Board meeting attended and $300 for any other committee participation. Assaf Ran and Mark Alhadeff do not receive compensation in connection with their position on our Board.

Name (a)	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($) (1)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Michael Jackson (2)	$3,000	—	$7,154	—	—	—	$10,154

Phillip Michals(3)	$3,000	—	$7,154	—	—	—	$10,154

Eran Goldshmid (4)	$3,000	—	$7,154	—	—	—	$10,154

Mark Alhadeff	—	—	—	—	—	—	—

(1) Consists of stock options. Valuation is based on FAS 123(R).

(2) The aggregate number of option awards outstanding at fiscal year end is 35,000.

(3) The aggregate number of option awards outstanding at fiscal year end is 35,000.

(4) The aggregate number of option awards outstanding at fiscal year end is 35,000.

          On June 19, 2007, each of Michael J. Jackson, Phillip Michals, and Eran Goldshmid, were granted options to purchase 7,000 shares of our Common Stock with an exercise price of $1.65. Such options vested immediately and expire after five years.

EXECUTIVE OFFICERS

          The following table identifies our current executive officers:

Name	Age	Capacity in Which Served	In Current Position Since

Assaf Ran	42	Chief Executive Officer	1989

Inbar Evron-Yogev (1)	35	Chief Financial Officer, Treasurer and Secretary	2006

(1)

Mrs. Evron-Yogev’s became our Chief Financial Officer, Treasurer and Secretary of the Company in March 2006. From 2003 until accepting her position with us, Mrs. Evron-Yogev worked at PriceWaterhouseCoopers in New York City, as an experienced senior on an audit team. As part of her position at PriceWaterhouseCoopers, Mrs. Evron-Yogev was responsible for the accounting of various companies from different industries, was involved in the preparation of financial statements in accordance with U.S. GAAP and US GAAS, prepared, evaluated and audited 404 Sarbanes-Oxley assessments of public companies internal control environments, oversaw and directed the financial aspects of various project teams and analyzed financial data.

From 2000 to 2003 Mrs. Evron-Yogev worked at the Luboshitz Kasierer office of Arthur Andersen, in Tel-Aviv, Israel as a senior associate in an audit team. At Arthur Andersen she was responsible for the accounting and taxation of various private and public companies from different industries and gained experience with both Israeli and American accounting principles (Israel and U.S. GAAP), advised clients on various accounting issues and performed local tax planning and reporting.

Executive Compensation

          The following Summary Compensation Table sets forth all compensation earned, in all capacities, during the years ended December 31, 2007 and 2006 by our (i) principal executive officer, and (ii) executive officers, other than the principal executive officer, whose salaries for the 2007 and 2006 year as determined by Regulation S-B, Item 402, exceeded $100,000. These individuals are referred to as the “named executive officers.”

Summary Compensation Table

Name and Principal Position	Year	Salary	Bonus	Stock Awards	Option Awards		Non Equity Incentive plan Compen- sation	Nonquali- fied Deferred Compen- sation Earning	All Other Compen- sation	Total
		($)	($)	($)	($) (1)		($)	($)	($) (2)	($)

Assaf Ran
Chief	2007	$69,231	—	—	$64,021	(4)	$2,077	—	$2,077	$135,329
Executive	2006	$147,615	—	—	$170,897	(5)	$4,248	—	$4,248	$322,760
Officer and
President

(1) Consists of stock options. valued in accordance with FAS 123(R).

(2) Company’s matching contributions are made pursuant to a simple master IRA plan.

Option Exercises in Last Fiscal Year and Fiscal Year End Option Values

          No options were exercised in the last fiscal year.

Outstanding Equity Awards at Fiscal Year-End

          The following table sets forth information concerning outstanding options to purchase our common stock by the named executive officers as of December 31, 2007.

Option Awards							Stock Awards

Name(a)		Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

Assaf Ran	2003(1)	70,000	––	––	$1.77	8/4/2008	––	––	––	––
Chief Executive	2004(2)	70,000	––	––	$4.13	2/25/2009
Officer and	2005(3)	70,000	––	––	$4.47	3/3/2010
President	2006(4)	93,334	46,666	––	$2.26	3/15/2011
	2007(5)	23,333	46,667	––	$1.69	3/22/2012

Inbar Evron-	2006(6)	2,000	3,000	––	$2.05	3/15/2011	––	––	––	––
Yogev	2007(7)	1,000	4,000	––	$1.54	3/22/2012
Chief
Financial
Officer,
Treasurer
and Secretary

(1)

The options were granted on August 4, 2003. One third of such options vested immediately and the balance vest in equal annual installments on each anniversary of the grant date. The exercise price represents 110% of the fair market price on the date of grant.

(2)

The options were granted on February 25, 2004. One third of such options vested immediately and the balance vest in equal annual installments on each anniversary of the grant date. The exercise price represents 110% of the fair market price on the date of grant.

(3)

The options were granted on March 3, 2005. One third of such options vested immediately and the balance vest in equal annual installments on each anniversary of the grant date. The exercise price represents 110% of the fair market price on the date of grant.

(4)

The options were granted on March 15, 2006. One third of such options vested immediately and the balance vest in equal annual installments on each anniversary of the grant date. The exercise price represents 110% of the fair market price on the date of grant.

(5)

The options were granted on March 22, 2007. One third of such options vested immediately and the balance vest in equal annual installments on each anniversary of the grant date. The exercise price represents 110% of the fair market price on the date of grant.

(6)

5,000 shares of our common stock were granted to Inbar Evron-Yogev, our current Chief Financial Officer on March 15, 2006, the date she commenced employment with our company. One fifth of such options vested immediately and the balance vest in equal annual installments on each anniversary of the grant date. The shares were granted with an exercise price of $2.05 which was the fair market price on the date of grant.

(7)

5,000 shares of our common stock were granted to Inbar Evron-Yogev, our current Chief Financial Officer on March 22, 2007. One fifth of such options vested immediately and the balance vest in equal annual installments on each anniversary of the grant date. The shares were granted with an exercise price of $1.54 which was the fair market price on the date of grant.

Equity Compensation Plan Information

          The following table summarizes the (i) options granted under the DAG Media 1999 Stock Option Plan, and (ii) options and warrants granted outside the DAG Media Option Plan, as of December 31, 2007. The shares covered by outstanding options and warrants are subject to adjustment for changes in capitalization stock splits, stock dividends and similar events. No other equity compensation has been issued.

	Equity Compensation Plan Table

	Number of securities(1) to be issued upon exercise of outstanding options, warrants and rights	Weighted- average exercise price of outstanding options, warrants and rights	Number of securities(1) remaining available for future issuance under equity compensation plans

Equity Compensation Plans Approved By Security Holders

Grants under the DAG Media, Inc. 1999 Stock Option Plan	610,000	$2.64	345,000

Equity Compensation Plans Not Requiring Approval By Security Holders

Aggregate Individual Option Grants	0	0	Not applicable

Total	610,000	$2.64	345,000

(1) Reflect shares of DAG Media common stock.

          The aggregate individual option grants outside the Stock Option Plan referred to in the table above include options granted to consultants and providers of certain services to us.

          The market value of the common stock underlying the options and warrants abovementioned, as of May 13, 2008 is $657,600.

Employment Contracts, Termination of Employment and Change in Control Arrangements

          In March 1999, we entered into an employment agreement with Assaf Ran, our President and Chief Executive Officer. Mr. Ran’s employment term renews automatically on July 1st of each year for successive one-year periods unless either party gives 180 days written notice of its intention to terminate the agreement. Under the agreement, Mr. Ran receives an annual base salary of $75,000 and annual bonuses as determined by the compensation committee of the Board of Directors in its sole and absolute discretion and is eligible to participate in all executive benefit plans established and maintained by us. Under the agreement, Mr. Ran agreed to a one-year non-competition period following the termination of his employment. As of March 2003, the compensation committee approved an increase in Mr. Ran’s compensation to an annual base salary of $225,000. On March 15, 2006 the compensation committee approved Mr. Ran’s reduction of his annual salary by 50% for one year following the closing of the sale of the Jewish directories business. On March 22, 2007 the compensation committee approved Mr. Ran’s reduction of his annual salary by 75% for one year following the date of the filing of 2006 10-KSB. Mr. Ran’s annual compensation was $69,000, $148,000 and $225,000 during fiscal years 2007, 2006 and 2005, respectively.

          On March 1, 2006, the Board appointed Inbar Evron-Yogev to replace Mrs. Shimor-Golan to serve as the Company’s new Chief Financial Officer, Treasurer and Secretary. Mrs. Evron-Yogev is an Israeli licensed CPA and her employment with the Company commenced on March 1, 2006. Ms. Evron-Yogev does not have an employment agreement with the Company.

Termination and Change of Control Arrangements

          In the event of termination, our named executive officers do not receive any severance and any non vested options are automatically forfeited.

Certain Relationships and Related Transactions

          In connection with the sale of our Jewish Directories Business, on April 20, 2006, Assaf Ran, our Chief Executive Officer and President entered into a Transition Services Agreement with the purchaser, DAG-Jewish Directories, Inc., pursuant to which he was required to provide consulting services to the purchaser at a rate of $250.00 an hour for a term of 24 months but no more than $20,000 per month. Consulting services could be reasonably requested by the purchaser on all operational matters including, sales, production, advice to executive management, training and on-going support.

Section 16(a) Beneficial Ownership Reporting Compliance

          Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s officers and directors, and persons who own more than 10% of a registered class of the Company’s equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission (“SEC”). Officers, directors and greater than ten percent (10%) stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

          To the best of the Company’s knowledge, based solely on review of the copies of such forms furnished to the Company, or written representations that no other forms were required, the Company believes that all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% stockholders were complied with during 2007.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

          Our Common Stock is the only class of stock entitled to vote at the Meeting. As of May 13, 2008, there were approximately 17 holders of record but we estimate that we have over 500 beneficial holders of our Common Stock. The following table sets forth certain information, as of May 16, 2008, with respect to holdings of our Common Stock by (i) each person known by us to be the beneficial owner of more than 5% of the total number of shares of our Common Stock outstanding as of such date, (ii) each of our Directors, which includes all nominees, and our executive officers, and (iii) all Directors and executive officers as a group. This information is based upon information furnished to us by each such person and/or based upon public filings with the Securities and Exchange Commission.

Name of Beneficial Owner (1)	Title of Class	Amount and Nature of Beneficial Ownership (2)	Percentage of Class

Executive Officers and Directors
Assaf Ran (3)	Common	1,763,595	46.2%
Inbar Evron-Yogev (4)	Common	6,000	*
Michael Jackson (4)	Common	35,000	*
Phillip Michals (5)	Common	50,000	1.31%
Eran Goldshmid (4)	Common	35,000	*
Mark Alhadeff (6)	Common	110,000	2.88%

All officers and directors as a group	Common	1,999,595	52.38%

* Less than 1%

           (1) Unless otherwise provided, all addresses should be care of DAG Media, Inc., 192 Lexington Avenue, New York, New York 10016.

           (2) A person is deemed to be a beneficial owner of securities that can be acquired by such person within 60 days from the filing of this report upon the exercise of options and warrants or conversion of convertible securities. Each beneficial owner’s percentage ownership is determined by assuming that options, warrants and convertible securities that are held by such person (but not held by any other person) and that are exercisable or convertible within 60 days from the filing of this report have been exercised or converted. Except as otherwise indicated, and subject to applicable community property and similar laws, each of the persons named has sole voting and investment power with respect to the shares shown as beneficially owned. All percentages are determined based on 3,236,460 shares outstanding (not including 68,730 shares held in treasury) on May 16, 2008, plus any securities held by such person exercisable for, or convertible into, common stock within 60 days.

          (3) Includes 420,000 shares that are vested options as of May 16, 2008,or 60 days after such date.

          (4) All of the shares beneficially owned by Inbar Evron-Yogev, Michael Jackson and Eran Goldshmid are vested options as of May 16, 2008,or 60 days after such date.

          (5) Includes 15,000 shares owned of record and 35,000 shares that are vested options as of May 16, 2008,or 60 days after such date.

          (6) Includes 60,000 shares owned of record and 50,000 shares that are vested options, which were exercisable as of May 16, 2008 or 60 days after such date. (The shares and options are held by Ocean-7 Development, Inc., a company which is controlled by Mr. Alhadeff).

Proposal No. 2

AMENDMENT OF THE COMPANY’S 1999 STOCK OPTION PLAN TO INCREASE
THE NUMBER OF SHARES RESERVED UNDER THE PLAN.

          The Board has determined that it is advisable to amend the Company’s 1999 Stock Option Plan (the “Plan”) to increase the maximum number of authorized but unissued shares of Common Stock for the grant of awards under the Plan from 1,154,000 to 1,304,000 shares. The securities underlying the options under the Plan are shares of Common Stock. As of May 16, 2008, 270,000 shares of Common Stock remained available for grant. If stockholder approval of this proposal to amend the Plan is obtained, the Plan will be amended to increase the number of shares of Common Stock reserved for issuance from 1,154,000 to 1,304,000 shares and to reserve an additional 150,000 shares of Common Stock for issuance upon the exercise of stock options or for the issuance of other awards granted under the Plan. The 1999 Stock Option Plan, after giving effect to the amendment, is attached to this proxy statement as Appendix A.

          The purpose of the Plan is to align the interests of officers, other key employees, consultants and non-employee directors of the Company and its subsidiaries with those of the stockholders of the Company, to afford an incentive to such officers, employees, consultants and directors to continue as such, to increase their efforts on behalf of the Company and to promote the success of the Company’s business. The availability of additional shares will enhance the Company’s ability to achieve these goals. The basis of participation in the Plan is upon discretionary grants of the Board.

          The exercise price of the options under the Plan may be no less than the fair market value of our shares of common stock on the date of grant, unless, with respect to nonqualified stock options that are not intended as incentive stock options within the meaning of section 422 of the Internal Revenue Code of 1986, as amended from time to time, otherwise determined by the committee administering the plan. However, incentive stock options granted to ten percent or more stockholders, must be priced at no less than 110% of the fair market value of our shares of common stock on the date of grant and their term may not exceed five years. All options granted under the Plan are for a term of no longer than ten years unless otherwise determined by the committee. The committee also determines the exercise schedule of each option grant.

Federal Income Tax Consequences

          Non-qualified Stock Options. The grant of non-qualified stock options will have no immediate tax consequences to us or the grantee. The exercise of a non-qualified stock option will require a grantee to include in his gross income the amount by which the fair market value of the acquired shares on the exercise date (or the date on which any substantial risk of forfeiture lapses) exceeds the option price. Upon a subsequent sale or taxable exchange of the shares acquired upon exercise of a non-qualified stock option, a grantee will recognize long or short-term capital gain or loss equal to the difference between the amount realized on the sale and the tax basis of such shares. We will be entitled (provided applicable withholding requirements are met) to a deduction for Federal income tax purposes at the same time and in the same amount as the grantee is in receipt of income in connection with the exercise of a non-qualified stock option.

          Incentive Stock Options. The grant of an incentive stock option will have no immediate tax consequences to us or our employee. If the employee exercises an incentive stock option and does not dispose of the acquired shares within two years after the grant of the incentive stock option nor within one year after the date of the transfer of such shares to him (a “disqualifying disposition”), he will realize no compensation income and any gain or loss that he realizes on a subsequent disposition of such shares will be treated as a long-term capital gain or loss. For purposes of calculating the employee’s alternative minimum taxable income, however, the option will be taxed as if it were a non-qualified stock option.

          As of May 13, 2008, the market value of the Common Stock underlying the Plan was $0.96 per share.

The Board recommends a vote “FOR” the amendment of the Plan.

Proposal No. 3

PROPOSAL TO CHANGE THE NAME OF THE COMPANY

          The Board of Directors has approved a proposal to amend the company’s Certificate of Incorporation, subject to shareholder approval, to change the name of the Company from DAG Media, Inc. to Manhattan Bridge Capital, Inc. The proposed new name better reflects the Company’s business as presently, and as proposed to be, conducted. Thus, the Board believes that changing the Company’s name to Manhattan Bridge Capital will promote a clearer identification of the Company with its main business.

          The Board of Directors recommends a vote FOR the amendment of the Company’s Certificate of Incorporation to change the name of the Company to Manhattan Bridge Capital, Inc.

Proposal No. 4

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

          Hoberman, Miller, Goldstein & Lesser, P.C. (“Hoberman”) has been our independent auditor since June 2007. Their audit report appears in our annual report for the fiscal year ended December 31, 2007. One or more representatives of Hoberman is expected to be at the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions from our stockholders.

          In the event the stockholders fail to ratify the appointment, the Audit Committee may reconsider its selection. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent auditing firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of Dag Media and the stockholders.

Audit Committee Report

          The Audit Committee oversees our financial reporting process on behalf of the Board. The Audit Committee consists of three members of the Board who meet the independence and experience requirements of NASDAQ.

          Our Audit Committee retains our independent registered public accounting firm and approves in advance all permissible non-audit services performed by them and other auditing firms. Although management has the primary responsibility for the financial statements and the reporting process including the systems of internal control, the Audit Committee consults with management and our independent registered public accounting firm regarding the preparation of financial statements, the adoption and disclosure of our critical accounting estimates and generally oversees the relationship of the independent registered public accounting firm with our Company.

          The Audit Committee has reviewed the Company’s audited consolidated financial statements for the year ended December 31, 2007. In conjunction with its review, the Audit Committee has met with the management of the Company to discuss the audited consolidated financial statements. In addition, the Company has discussed with its independent auditors, Hoberman, Miller, Goldstein & Lesser, P.C., the matters required pursuant to Statement on Accounting Standards No. 61 and has received the written disclosures and the letter from Hoberman, Miller, Goldstein & Lesser, P.C required by the Independence Standards Board Standard No. 1. The Audit Committee has also discussed with Hoberman, Miller, Goldstein & Lesser, P.C. its independence from management and the Company. Hoberman, Miller, Goldstein & Lesser, P.C., has full and free access to the Audit Committee and has frequently met with the Audit Committee throughout the year.

          Based on this review and discussion, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2007, for filing with the Securities and Exchange Commission.

By the Audit Committee of the Board of Directors of DAG Media, Inc.
Michael J. Jackson
Eran Goldshmid
Philip Michals

          All of the members of the Audit Committee are independent as defined in Rule 4200(a)(15) of the National Association of Securities Dealers (“NASD”). In addition, our Board has determined that Mr. Michael J. Jackson satisfies the definition of a “financial expert” as set forth in Item 401(e) of Regulation S-B promulgated by the SEC.

Independent Registered Public Accounting Firm Fees and Other Matters

          On June 4, 2007, the Company’s Audit Committee engaged Hoberman, Miller, Goldstein & Lesser, P.C. as its new independent registered public accounting firm to replace Amper Politzer and Mattia P.C. The Company had previously consulted Hoberman in the first quarter of fiscal 2007 with respect to the application of FIN 48:

          (a)          Audit Fees

          2007

          The aggregate fees incurred during 2007 for Hoberman, Miller, Goldstein & Lesser, P.C, our principal accountant, were $40,000, covering the audit of our annual financial statements and the review of our financial statements for the second and third quarters of 2007, consist of $10,000 paid and $30,000 accrued.

          The aggregate fees billed during 2007 by Amper, Politziner & Mattia, P.C., our former principal accountant were $14,500, covering the remaining audit fee for 2006 and the review for the first quarter of 2007.

          2006

          No audit fees were billed by Hoberman, Miller, Goldstein & Lesser, P.C., our current principal accountant in 2006.

          The aggregate fees billed during 2006 by Amper, Politziner & Mattia, P.C., our former principal accountant were $66,000, covering the audit of our annual financial statements and the review of our financial statements for the second and third quarters of 2006.

          The aggregate fees billed during 2006 by Goldstein Golub Kessler LLP, our former principal accountant, were $5,500, covering the review for the first quarter of 2006

          (b)          Audit-Related Fees

          There were no audit-related fees billed by Amper, Politziner & Mattia, P.C., our former principal accountant during 2006.

          There were no audit-related fees billed by Hoberman, Miller, Goldstein & Lesser, P.C, our principal accountant during 2006.

          (c)          Tax Fees

          Tax fees of $20,000 were billed by our principal accountants in 2007 for amending previously filed 2003-2005 tax returns and preparing the 2006 tax return.

          No fees for services related to tax compliance, tax advice and tax planning were billed by our principal accountants in 2006.

          (d)          All Other Fees

          Our principal accountants billed no other fees, beyond those disclosed in this Item 14, in 2007 and 2006.

          Audit Committee Pre-Approval, Policies and Procedures

          Our Audit Committee approved the engagement with Hoberman, Miller, Goldstein & Lesser, P.C, our principal accountant, in advance. In addition the Audit Committee approved tax services (as described in c above) provided by our independed auditors. These services were pre-approved by our Audit Committee to assure that such services do not impair the auditor’s independence from us.

          The percentage of hours expended on audit by persons other than our principal accountant’s full time, permanent employees, did not exceed 50%.

Financial Information Systems Design and Implementation Fees

          Hoberman, Miller, Goldstein & Lesser, P.C or Amper Politzer and Mattia, P.C. did not bill us for any professional services rendered to us and our affiliates during the fiscal year ended December 31, 2007 in connection with financial information systems design or implementation, the operation of our information system or the management of our local area network.

Pre-Approval Policies and Procedures

          None of the audit-related fees billed in fiscal years 2007 and 2006 related to services provided under the de minimis exception to the audit committee pre-approval requirements.

          The Audit Committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our independent registered public accounting firm. This policy generally provides that we will not engage our independent registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by the Audit

Committee or the engagement is entered into pursuant to one of the pre-approval procedures described below.

          From time to time, the Audit Committee may pre-approve specified types of services that are expected to be provided to us by our independent registered public accounting firm during the next 12 months. Any such pre-approval is detailed as to the particular service or type of services to be provided and is also generally subject to a maximum dollar amount.

          The Audit Committee has also delegated to the chairman of the Audit Committee the authority to approve any audit or non-audit services to be provided to us by our independent registered public accounting firm. Any approval of services by a member of the Audit Committee pursuant to this delegated authority is reported on at the next meeting of the Audit Committee.

          The Board of Directors recommends a vote FOR the ratification of the appointment of Hoberman, Miller, Goldstein & Lesser, P.C. as independent auditors for the 2008 fiscal year.

MISCELLANEOUS

Other Matters

          Management knows of no matter other than the foregoing to be brought before the Annual Meeting of Stockholders, but if such other matters properly come before the meeting, or any adjournment thereof, the persons named in the accompanying form of proxy will vote such proxy on such matters in accordance with their best judgment.

Reports and Consolidated Financial Statements

          The Company’s Annual Report for the year ended December 31, 2007, including our Audited Consolidated Financial Statements, are included with this proxy material. Such Report and Consolidated Financial Statements contained therein are not incorporated herein by reference and are not considered part of this soliciting material.

          A copy of the Company’s Annual Report on Form 10-KSB, without exhibits, will be provided without charge to any stockholder submitting a written request. Such request should be addressed to Inbar Evron-Yogev, Chief Financial Officer, DAG Media, Inc., 192 Lexington Avenue New York, New York 10016.

Solicitation of Proxies

          The entire cost of the solicitation of proxies will be borne by the Company. Proxies may be solicited by directors, officers and regular employees of the Company, without extra compensation, by telephone, telegraph, mail or personal interview. Solicitation is not to be made by specifically engaged employees or paid solicitors. The Company will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses for sending proxies and proxy material to the beneficial owners of its Common Stock.

Stockholder Proposals

          Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2009 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our Secretary at our offices at 192 Lexington Avenue New York, New York 10016, in writing not later than January 10, 2009.

          Stockholders who intend to present a proposal at such meeting without inclusion of such proposal in our proxy materials pursuant to Rule 14a-8 under the Exchange Act are required to provide advance notice of such proposal to our Secretary at the aforementioned address not later than May 4, 2008.

          If we do not receive notice of a stockholder proposal within this timeframe, our management will use its discretionary authority to vote the shares that they represent as our Board may recommend.

          We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

Householding of Annual Meeting Materials

          Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our proxy statement or annual report may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you if you call or write us at the following address or phone number: 192 Lexington Avenue, New York, New York 10016, (212) 489-6800. If you want to receive separate copies of the annual report and proxy statement in the future or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holders, or you may contact us at the above address and phone number.

          The accompanying proxy is solicited by and on behalf of our Board, whose notice of meeting is attached to this proxy statement, and the entire cost of such solicitation will be borne by us.

          In addition to the use of the mails, proxies may be solicited by personal interview, telephone and telegram by our directors, officers and other employees who will not be specially compensated for these services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held of record by such brokers, nominees, custodians and other fiduciaries. We will reimburse such persons for their reasonable expenses in connection therewith.

          Certain information contained in this proxy statement relating to the occupations and security holdings of our directors and officers is based upon information received from the individual directors and officers.

WE WILL FURNISH, WITHOUT CHARGE, A COPY OF OUR REPORT ON FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 2007, INCLUDING FINANCIAL STATEMENTS AND SCHEDULES THERETO, BUT NOT INCLUDING EXHIBITS, TO EACH OF OUR STOCKHOLDERS OF RECORD ON MAY 16, 2008 AND TO EACH BENEFICIAL STOCKHOLDER ON THAT DATE UPON WRITTEN REQUEST MADE TO OUR SECRETARY. A REASONABLE FEE WILL BE CHARGED FOR COPIES OF REQUESTED EXHIBITS.

PLEASE DATE, SIGN AND RETURN THE PROXY CARD AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED RETURN ENVELOPE. A PROMPT RETURN OF YOUR PROXY CARD WILL BE APPRECIATED AS IT WILL SAVE THE EXPENSE OF FURTHER MAILINGS.

          EVERY STOCKHOLDER, WHETHER OR NOT HE OR SHE EXPECTS TO ATTEND THE ANNUAL MEETING IN PERSON, IS URGED TO EXECUTE THE PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED BUSINESS REPLY ENVELOPE.

By order of the Board of Directors

Inbar Evron-Yogev
Secretary
New York, New York
May 23, 2008

Appendix A

DAG Media, INC.
1999 STOCK OPTION PLAN AS AMENDED

          1.                    Purpose; Types of Awards; Construction.

          The purpose of the DAG Media, Inc. 1999 Stock Option Plan (the “Plan”) is to align the interests of officers, other key employees, consultants and non-employee directors of DAG Media, Inc. (the “Company”) and its subsidiaries with those of the shareholders of the Company, to afford an incentive to such officers, employees, consultants and directors to continue as such, to increase their efforts on behalf of the Company and to promote the success of the Company’s business. To further such purposes, the Committee may grant options to purchase Common Shares. The provisions of the Plan are intended to satisfy the requirements of Section 16(b) of the Securities Exchange Act of 1934 and of Section 162(m) of the Internal Revenue Code of 1986, as amended, and shall be interpreted in a manner consistent with the requirements thereof, as now or hereafter construed, interpreted and applied by regulations, rulings and cases.

          2.                    Definitions.

          As used in this Plan, the following words and phrases shall have the meanings indicated below:

                    (a)     “Agreement” shall mean a written agreement entered into between the Company and an Optionee in connection with an award under the Plan.

                     (b)         “Board” shall mean the Board of Directors of the Company.

                    (c)        “Cause” when used in connection with the termination of an Optionee’s employment by the Company or the cessation of an Optionee’s service as a consultant or a member of the Board, shall mean (i) the conviction of the Optionee for the commission of a felony, (ii) the willful and continued failure by the Optionee substantially to perform his duties and obligations to the Company or a Subsidiary (other than any such failure resulting from his incapacity due to physical or mental illness), or (iii) the willful engaging by the Optionee in misconduct that is demonstrably injurious to the Company or a Subsidiary. For purposes of this Section 2(c), no act, or failure to act, on an Optionee’s part shall be considered “willful” unless done, or omitted to be done, by the Optionee in bad faith and without reasonable belief that his action or omission was in the best interest of the Company. The Committee shall determine whether a termination of employment is for Cause for purposes of the Plan.

                    (d)        “Change in Control” shall mean the occurrence of the event set forth in any of the following paragraphs:

                    (i) any Person (as defined below) is or becomes the beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its subsidiaries) representing 50% or more of the combined voting power of the Company’s then outstanding securities; or

                    (ii) the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the date hereof, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s shareholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the date hereof or whose appointment, election or nomination for election was previously so approved or recommended; or

                    (iii) there is consummated a merger or consolidation of the Company or a direct or indirect subsidiary thereof with any other corporation, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company, at least 50% of the combined voting power of

1

the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the beneficial owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its subsidiaries) representing 50% or more of the combined voting power of the Company’s then outstanding securities; or

                    (iv) the shareholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets, other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, at least 50% of the combined voting power of the voting securities of which are owned by Persons in substantially the same proportions as their ownership of the Company immediately prior to such sale.

                    For purposes of this Section 2(d), “Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its subsidiaries, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company.

                    (e)          “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

                    (f)          “Committee” shall mean a committee established by the Board to administer the Plan.

                    (g)          “Common Shares” shall mean the common shares, par value $0.001 per share, of the Company.

                    (h)          “Company” shall mean DAG Media, Inc., a corporation organized under the laws of the State of Delaware, or any successor corporation.

                    (i)          “Disability” shall mean an Optionee’s inability to perform his duties with the Company or on the Board by reason of any medically determinable physical or mental impairment, as determined by a physician selected by the Optionee and acceptable to the Company.

                    (j)          “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time, and as now or hereafter construed, interpreted and applied by regulations, rulings and cases.

                    (k)          “Fair Market Value” per share as of a particular date shall mean (i) if the Common Shares are then listed on a national securities exchange, the closing sales price per Common Shares on the national securities exchange on which the Common Shares are principally traded for the last preceding date on which there was a sale of such Common Shares on such exchange, or (ii) if the Common Shares are then traded in an over-the-counter market, the closing bid price for the Common Shares in such over-the-counter market for the last preceding date on which there was a sale of such Common Shares in such market, or (iii) if the Common Shares are not then listed on a national securities exchange or traded in an over-the-counter market, such value as the Committee, in its sole discretion, shall determine.

                    (l)          “Incentive Stock Option” shall mean any option intended to be and designated as an incentive stock option within the meaning of Section 422 of the Code.

                    (m)          “Non-employee Director” shall mean a member of the Board who is not an employee of the Company.

                    (n)          “Nonqualified Option” shall mean an Option that is not an Incentive Stock Option.

                    (o)          “Option” shall mean the right, granted hereunder, to purchase Common Shares. Options granted by the Committee pursuant to the Plan may constitute either Incentive Stock Options or Nonqualified Stock Options.

2

                    (p)          “Optionee” shall mean a person who receives a grant of an Option.

                    (q)          “Option Price” shall mean the exercise price of the Common Shares covered by an Option.

                    (r)          “Parent” shall mean any company (other than the Company) in an unbroken chain of companies ending with the Company if, at the time of granting an Option, each of the companies other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other companies in such chain.

                    (s)          “Plan” shall mean this DAG Media, Inc. 1999 Stock Option Plan.

                    (t)          “Retirement” shall mean the retirement of an Optionee in accordance with the terms of any tax-qualified retirement plan maintained by the Company or a Subsidiary in which the Optionee participates. If the Optionee is not a participant in such a plan, such term shall mean the termination of the Optionee’s employment or cessation of the Optionee’s service as a member of the Board, other than by reason of death, Disability or Cause on or after attainment of the age of 65.

                    (u)          “Rule 16b-3” shall mean Rule 16b-3, as from time to time in effect, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act, including any successor to such Rule.

                    (v)          “Subsidiary” shall mean any company (other than the Company) in an unbroken chain of companies beginning with the Company if, at the time of granting an Option, each of the companies other than the last company in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other companies in such chain.

                    (w)          “Ten Percent Stockholder” shall mean an Optionee who, at the time an Incentive Stock Option is granted, owns (or is deemed to own pursuant to the attribution rules of Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary.

          3.                       Administration.

          The Plan shall be administered by the Committee, the members of which shall, except as may otherwise be determined by the Board, be “non-employee directors” under Rule 16b-3 and “outside directors” under Section 162(m) of the Code.

          The Committee shall have the authority in its discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant Options; to determine which Options shall constitute Incentive Stock Options and which Options shall constitute Nonqualified Stock Options; to determine the purchase price of the Common Shares covered by each Option; to determine the persons to whom, and the time or times at which awards shall be granted; to determine the number of shares to be covered by each award; to interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the Agreements (which need not be identical) and to cancel or suspend awards, as necessary; and to make all other determinations deemed necessary or advisable for the administration of the Plan.

          The Committee may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable, including delegating to one or more of the Company’s management employees the authority to grant Options to employees who are not “insiders” for purposes of Section 16 of the Exchange Act and who are not “covered employees” for purposes of Section 162(m) of the Code, and the Committee or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan. The Board shall have sole authority, unless expressly delegated to the Committee, to grant Options to Non-employee Directors. All decisions, determination and interpretations of the Committee shall be final and binding on all Optionees of any awards under this Plan.

          The Board shall have the authority to fill all vacancies, however caused, in the Committee. The Board may from time to time appoint additional members to the Committee, and may at any time remove one or more Committee members. One member of the Committee shall be selected by the

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Board as chairman. The Committee shall hold its meetings at such times and places as it shall deem advisable. All determinations of the Committee shall be made by a majority of its members either present in person or participating by conference telephone at a meeting or by written consent. The Committee may appoint a secretary and make such rules and regulations for the conduct of its business as it shall deem advisable, and shall keep minutes of its meetings.

          No member of the Board or Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any award granted hereunder.

          4.                    Eligibility.

          Awards may be granted to officers and other key employees of and consultants to the Company, and its Subsidiaries, including officers and directors who are employees, and to Non-employee Directors. In determining the persons to whom awards shall be granted and the number of shares to be covered by each award, the Committee shall take into account the duties of the respective persons, their present and potential contributions to the success of the Company and such other factors as the Committee shall deem relevant in connection with accomplishing the purpose of the Plan.

          5.                    Stock.

          The maximum number of Common Shares reserved for the grant of awards under the Plan shall be 1,304,000, subject to adjustment as provided in Section 9 hereof. Such shares may, in whole or in part, be authorized but unissued shares or shares that shall have been or may be required by the Company.

          If any outstanding award under the Plan should for any reason expire, be canceled or be forfeited without having been exercised in full, the Common Shares allocable to the unexercised, canceled or terminated portion of such award shall (unless the Plan shall have been terminated) become available for subsequent grants of awards under the Plan.

          6.                    Terms and Conditions of Options.

          Each Option granted pursuant to the Plan shall be evidenced by an Agreement, in such form and containing such terms and conditions as the Committee shall from time to time approve, which Agreement shall comply with and be subject to the following terms and conditions, unless otherwise specifically provided in such Option Agreement:

                     (a)        Number of Shares. Each Option Agreement shall state the number of Common Shares to which the Option relates.

                     (b)        Type of Option. Each Option Agreement shall specifically state that the Option constitutes an Incentive Stock Option or a Nonqualified Stock Option.

                     (c)        Option Price. Each Option Agreement shall state the Option Price, which shall not be less than one hundred percent (100%) of the Fair Market Value of the Common Shares covered by the Option on the date of grant unless, with respect to Nonqualified Stock Options, otherwise determined by the Committee. The Option Price shall be subject to adjustment as provided in Section 9 hereof. The date as of which the Committee adopts a resolution expressly granting an Option shall be considered the day on which such Option is granted, unless such resolution specifies a different date.

                     (d)        Medium and Time of Payment. The Option Price shall be paid in full, at the time of exercise, in cash or in Common Shares then owned by the Optionee having a Fair Market Value equal to such Option Price or in a combination of cash and Common Shares or, unless the Committee shall determine otherwise, by a cashless exercise procedure through a broker-dealer.

                     (e)        Exercise Schedule and Period of Options. Each Option Agreement shall provide the exercise schedule for the Option as determined by the Committee; provided, however, that, the Committee shall have the authority to accelerate the exercisability of any outstanding Option at such time and under such circumstances as it, in its sole discretion, deems appropriate. The exercise period shall be ten (10) years from the date of the grant of the Option unless otherwise determined by the Committee; provided, however, that, in the case of an Incentive Stock Option, such exercise period shall not exceed ten (10) years from the date of grant of such Option. The exercise period shall be subject to earlier termination as provided in Sections 6(f) and 6(g) hereof. An Option may be exercised, as to any or all full Common Shares as to which the Option has become exercisable, by written notice delivered in person or by mail to the Secretary of the Company, specifying the number of shares of Common Shares with respect to which the Option is being exercised. Notwithstanding any other provision of this Plan, no Option granted hereunder may be exercised prior to the consummation

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of an underwritten public offering of the Company’s securities where the gross proceeds from such offering are in excess of $5 million.

                     (f)        Termination. Except as provided in this Section 6(f) and in Section 6(g) hereof, an Option may not be exercised unless (i) with respect to an Optionee who is an employee of the Company, the Optionee is then in the employ of the Company or a Subsidiary (or a company or a Parent or Subsidiary company of such company issuing or assuming the Option in a transaction to which Section 424(a) of the Code applies), and unless the Optionee has remained continuously so employed since the date of grant of the Option and (ii) with respect to an Optionee who is a Non-employee Director, the Optionee is then serving as a member of the Board or as a member of a board of directors of a company or a Parent or Subsidiary company of such company issuing or assuming the Option. In the event that the employment of an Optionee shall terminate or the service of an Optionee as a member of the Board shall cease (other than by reason of death, Disability, Retirement or Cause), all Options of such Optionee that are exercisable at the time of such termination may, unless earlier terminated in accordance with their terms, be exercised within ninety (90) days after the date of such termination or service (or such different period as the Committee shall prescribe).

                    (g)        Death, Disability or Retirement of Optionee. If an Optionee shall die while employed by the Company or a Subsidiary or serving as a member of the Board, or within ninety (90) days after the date of termination of such Optionee’s employment or cessation of such Optionee’s service (or within such different period as the Committee may have provided pursuant to Section 6(f) hereof), or if the Optionee’s employment shall terminate or service shall cease by reason of Disability or Retirement, all Options theretofore granted to such Optionee (to the extent otherwise exercisable) may, unless earlier terminated in accordance with their terms, be exercised by the Optionee or by his beneficiary, at any time within one year after the death, Disability or Retirement of the Optionee (or such different period as the Committee shall prescribe). In the event that an Option granted hereunder shall be exercised by the legal representatives of a deceased or former Optionee, written notice of such exercise shall be accompanied by a certified copy of letters testamentary or equivalent proof of the right of such legal representative to exercise such Option. Unless otherwise determined by the Committee, Options not otherwise exercisable on the date of termination of employment shall be forfeited as of such date.

                    (h)       Other Provisions. The Option Agreements evidencing awards under the Plan shall contain such other terms and conditions not inconsistent with the Plan as the Committee may determine, including penalties for the commission of competitive acts and a provision providing that no option may be exercised prior to the consummation of an underwritten initial public offering of the Company’s securities pursuant to a registration statement filed pursuant to the Securities Act of 1933, as amended.

           7.                    Non Discretionary Grants.

          Each director of the Company, other than a director who is an officer, employee or beneficial owner of 10% or more of the Company’s Common Shares (or an officer, director, employee or affiliate thereof), upon first taking office shall be granted options for 7,000 Common Shares.

          8.                   Nonqualified Stock Options.

          Options granted pursuant to Section 7 hereof are intended to constitute Nonqualified Stock Options and shall be subject only to the general terms and conditions specified in Section 6 hereof.

           9.                    Incentive Stock Options.

          Options granted pursuant to this Section 9 are intended to constitute Incentive Stock Options and shall be subject to the following special terms and conditions, in addition to the general terms and conditions specified in Section 6 hereof. An Incentive Stock Option may not be granted to a Non-employee Director or a consultant to the Company.

                     (a)       Value of Shares. The aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the Common Shares with respect to which Incentive Stock Options granted under this Plan and all other option plans of any subsidiary become exercisable for the first time by each Optionee during any calendar year shall not exceed $100,000.

                    (b)       Ten Percent Stockholder. In the case of an Incentive Stock Option granted to a Ten Percent Stockholder, (i) the Option Price shall not be less than one hundred ten percent (110%) of the Fair Market Value of the Common Shares on the date of grant of such Incentive Stock Option, and (ii) the exercise period shall not exceed five (5) years from the date of grant of such Incentive Stock Option.

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           10.                     Effect of Certain Changes.

                  (a)           In the event of any extraordinary dividend, stock dividend, recapitalization, merger, consolidation, stock split, warrant or rights issuance, or combination or exchange of such shares, or other similar transactions, each of the number of Common Shares available for awards, the number of such shares covered by outstanding awards, and the price per share of Options, as appropriate, shall be equitably adjusted by the Committee to reflect such event and preserve the value of such awards; provided, however, that any fractional shares resulting from such adjustment shall be eliminated.

                    (b)          Upon the occurrence of a Change in Control, each Option granted under the Plan and then outstanding but not yet exercisable shall thereupon become fully exercisable.

           11.                     Surrender and Exchange of Awards.

          The Committee may permit the voluntary surrender of all or a portion of any Option granted under the Plan or any option granted under any other plan, program or arrangement of the Company or any Subsidiary (“Surrendered Option”), to be conditioned upon the granting to the Optionee of a new Option for the same number of Common Shares as the Surrendered Option, or may require such voluntary surrender as a condition precedent to a grant of a new Option to such Optionee. Subject to the provisions of the Plan, such new Option may be an Incentive Stock Option or a Nonqualified Stock Option, and shall be exercisable at the price, during such period and on such other terms and conditions as are specified by the Committee at the time the new Option is granted.

          12.                    Period During Which Awards May Be Granted.

          Awards may be granted pursuant to the Plan from time to time within a period of ten (10) years from the date the Plan is adopted by the Board, or the date the Plan is approved by the shareholders of the Company, whichever is earlier, unless the Board shall terminate the Plan at an earlier date.

          13.                    Nontransferability of Awards.

          Except as otherwise determined by the Committee, awards granted under the Plan shall not be transferable otherwise than by will or by the laws of descent and distribution, and awards may be exercised or otherwise realized, during the lifetime of the Optionee, only by the Optionee or by his guardian or legal representative.

          14.                    Approval of Shareholders.

          The Plan shall take effect upon its adoption by the Board and shall terminate on the tenth anniversary of such date, but the Plan (and any grants of awards made prior to the shareholder approval mentioned herein) shall be subject to the approval of Company’s shareholders, which approval must occur within twelve months of the date the Plan is adopted by the Board.

          15.                    Agreement by Optionee Regarding Withholding Taxes.

          If the Committee shall so require, as a condition of exercise of a Nonqualified Stock Option (a “Tax Event”), each Optionee who is not a Non-employee Director shall agree that no later than the date of the Tax Event, such Optionee will pay to the Company or make arrangements satisfactory to the Committee regarding payment of any federal, state or local taxes of any kind required by law to be withheld upon the Tax Event. Alternatively, the Committee may provide that such an Optionee may elect, to the extent permitted or required by law, to have the Company deduct federal, state and local taxes of any kind required by law to be withheld upon the Tax Event from any payment of any kind due the Optionee. The withholding obligation may be satisfied by the withholding or delivery of Common Shares. Any decision made by the Committee under this Section 15 shall be made in its sole discretion.

          16.                    Amendment and Termination of the Plan.

          The Board at any time and from time to time may suspend, terminate, modify or amend the Plan; provided, however, that, unless otherwise determined by the Board, an amendment that requires stockholder approval in order for the Plan to continue to comply with Rule 16b-3, Section 162(m) of the Code or any other law, regulation or stock exchange requirement shall not be effective unless approved by the requisite vote of shareholders. Except as provided in Section 10 (a) hereof, no suspension, termination, modification or amendment of the Plan may adversely affect any award previously granted, unless the written consent of the Optionee is obtained.

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           17.                    Rights as a Shareholder.

          An Optionee or a transferee of an award shall have no rights as a shareholder with respect to any shares covered by the award until the date of the issuance of a stock certificate to him for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distribution of other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 10(a) hereof.

           18.                    No Rights to Employment or Service as a Director.

          Nothing in the Plan or in any award granted or Agreement entered into pursuant hereto shall confer upon any Optionee the right to continue in the employ of the Company or any Subsidiary or as a member of the Board or to be entitled to any remuneration or benefits not set forth in the Plan or such Agreement or to interfere with or limit in any way the right of the Company or any such Subsidiary to terminate such Optionee’s employment or service. Awards granted under the Plan shall not be affected by any change in duties or position of an employee Optionee as long as such Optionee continues to be employed by the Company or any Subsidiary.

          19.                    Beneficiary.

          An Optionee may file with the Committee a written designation of a beneficiary on such form as may be prescribed by the Committee and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Optionee, the executor or administrator of the Optionee’s estate shall be deemed to be the Optionee’s beneficiary.

           20.                    Governing Law.

          The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of New York.

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DAG MEDIA, INC.

This proxy is solicited on behalf of the Board of Directors
for the Annual Meeting of Stockholders

     The undersigned hereby constitutes and appoints Assaf Ran, with full power of substitution, the attorneys and proxies of the undersigned to attend the Annual Meeting of Stockholders of DAG Media, Inc. (the “Company”) to be held on Tuesday, June 24, 2008 at 9:00 a.m. Eastern Daylight Time, at the offices of Morse, Zelnick, Rose & Lander, LLP, 405 Park Avenue, Suite 1401, New York, New York 10022, and at any adjournment thereof, hereby revoking any proxies heretofore given, to vote all shares of common stock of the Company held or owned by the undersigned as indicated on the proposals as more fully set forth in the Notice of Annual Meeting of Stockholders and Proxy Statement for the Meeting, and in their discretion upon such other matters as may come before the meeting.

(Continue and to be signed on Reverse Side.)

14475

ANNUAL MEETING OF STOCKHOLDERS OF

DAG MEDIA, INC.

June 24, 2008

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

  Please detach along perforated line and mail in the envelope provided.

20530303000000001000 4	062408

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS 2, 3 AND 4.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1.		ELECTION OF DIRECTORS

NOMINEES:
☐	FOR ALL NOMINEES	Assaf Ran
Phillip Michals
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	Eran Goldshmid
Michael Jackson
Mark Alhadeff
☐	FOR ALL EXCEPT (See instructions below)

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

		FOR	AGAINST	ABSTAIN
2.	To amend our 1999 Stock Option Plan to increase the number of shares of Common Stock which may be issued thereunder from 1,154,000 to 1,304,000	☐	☐	☐

3.	To amend the Company’s Certificate of Incorporation to change the name of the company from “DAG Media, Inc.” to “Manhattan Bridge Capital, Inc.”.	☐	☐	☐

4.	To ratify the appointment of Hoberman, Miller, Goldstein & Lesser, P.C. as independent auditors for the fiscal year ending December 31, 2008.	☐	☐	☐

5.	To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

The shares represented by this Proxy will be voted as directed or if no direction is indicated, will be voted FOR the proposal.

The undersigned hereby acknowledges receipt of the Notice of, and Proxy Statement for, the aforesaid Annual Meeting.

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.